UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 8, 2014

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 8, 2014, SPX Corporation issued a press release announcing that it has commenced a cash tender offer and consent solicitation for its 7 5/8% senior notes due 2014.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by SPX Corporation on January 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: January 8, 2014	By:	/s/ Jeremy W. Smeltser
Jeremy W. Smeltser
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by SPX Corporation on January 8, 2014.